UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 24, 2012

LANTRONIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16027	33-0362767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

167 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices)

(949) 453-3990
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 24, 2012, Lantronix, Inc. (the “Company”) entered into a Stock Purchase Agreement with TL Investment GmbH, a limited liability company organized under the laws of Germany and the largest shareholder of the Company (“TL Investment”), pursuant to which the Company sold to TL Investment in a private placement transaction 1,605,709 shares of its common stock for $2.8025 per share or an aggregate amount of $4,500,000.  TL Investment is beneficially owned by Bernhard Bruscha, a founder and director of the Company.

The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On April 24, the Company entered into a Stock Purchase Agreement with TL Investment, its largest shareholder, to issue shares of its common stock in a private placement transaction (the “Transaction”). Under the terms of the transaction, the Company sold an aggregate of 1,605,709 shares of common stock at $2.8025 per share, for aggregate proceeds of $4,500,000.  The common stock was priced at $0.0025 above the Nasdaq closing bid price and last sale price of $2.80 on April 24, 2012. No discounts were applied to the sale.

The sale of the securities was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, as transactions not involving a public offering.  TL Investment represented its intention to acquire the securities for investment only and not for the purpose of resale or distribution.  An appropriate restrictive legend is being affixed to the certificate issued in the transaction.  TL Investment represented that it is an “accredited investor,” as defined in Regulation D.

As noted above, TL Investment is beneficially owned by Bernhard Bruscha, a founder and director of the Company.

The Company intends to use the net proceeds from this private placement for general corporate purposes.

The foregoing description of the Stock Purchase Agreement does not purport to be complete, and it qualified in its entirety by reference to such agreement, which is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by this reference.  On April 25, 2012, the Company issued a press release announcing the Transaction.  A copy of that press release is filed as Exhibit 99.2 to this Form 8-K and is hereby incorporated herein by this reference.

Item 8.01.  Other Events.

Announcement of the Public Offering

On April 25, 2012, the Company issued a press release announcing that it had commenced a public offering to offer shares of its common stock.  A copy of that press release is filed as Exhibit 99.3 to this Form 8-K and is hereby incorporated herein by this reference.

Target Financial Model

The Company believes it is beneficial to disclose to its stockholders, management’s target financial model for the Company (the "Target Model").  Set forth below is the Target Model and certain assumptions that are important to understanding the Target Model.

Target Model*
	(1-2 Year)	(3 Year)
Gross Margin as a Percentage of Net Revenue	49%-51%	49%-51%
Operating Income as a Percentage of Net Revenue	0%-3%	5%-7%
Non-GAAP Operating Income/Non-GAAP Net Income as a Percentage of Net Revenue	3%-6%	8%-10%

*Target Model assumes net revenue growth rate from the low- to mid-teens.

The Company has based the preceding Target Model on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of April 24, 2012. The Target Model consists of estimates only and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by the Company that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today.  The Company currently expects to update the projections in the Target Model on an annual basis in connection with the end of the Company's fiscal year.

Discussion of Non-GAAP Financial Measures

The Company believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP operating income, or its equivalent of non-GAAP net income, are important measures of the Company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. In addition, certain stockholders have expressed an interest in seeing financial performance measures, which exclude the impact of certain matters such as decisions relating to the restructuring, which while important, are not central to the core operations of the Company’s business.

Non-GAAP operating income (loss) / non-GAAP net income (loss) consists of net income (loss) excluding (i) the following non-GAAP adjustments to operating expenses: share-based compensation and related payroll taxes, depreciation and amortization, and restructuring charges, (ii) interest income (expense), (iii) other income (expense) and (iv) income tax provision (benefit). While the Company expects non-GAAP adjustments for share-based compensation and depreciation and amortization to be approximately 3% as a percentage of net revenue, we are limited in our ability to provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project future restructuring charges or estimate share-based compensation and related payroll costs.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements concerning our future business plans; future financial position; future financial metrics including net revenue, gross margin, operating income (loss) and non-GAAP operating income (loss) / non-GAAP net income (loss); future results of operations and future product development strategies and schedules.  These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward-looking statements. Factors that could cause our expectations and reported results to vary, include, but are not limited to: our ability to raise additional capital when and to the extent necessary; final accounting adjustments and results; quarterly fluctuations in operating results; our ability to identify and profitably develop new products that will be attractive to our target markets, including products in our device networking business and the timing and success of new product introductions; our ability to implement the planned cost reduction program; changing market conditions and competitive landscape; government and industry standards; market acceptance of our products by our customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; unusual or unexpected expenses; and cash usage including cash used for product development or strategic transactions; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see our SEC filings, including our Annual Report on Form 10-K for the year ended June 30, 2011 and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2011, and December 31, 2011. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Except as specifically indicated in this Current Report on Form 8-K, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances. If the Company does update or correct one or more of these forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Stock Purchase Agreement dated April 24, 2012 by and between Lantronix, Inc. and TL Investment GmbH.

99.2	Press Release dated April 25, 2012 relating to the Stock Purchase Agreement with TL Investment GmbH.

99.3	Press Release dated April 25, 2012 relating to Lantronix announcing a public offering of its common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

Date: April 25, 2012	By:	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Stock Purchase Agreement dated April 24, 2012 by and between Lantronix, Inc. and TL Investment GmbH.

99.2	Press Release dated April 25, 2012 relating to the Stock Purchase Agreement with TL Investment GmbH.

99.3	Press Release dated April 25, 2012 relating to Lantronix announcing a public offering of its common stock.